UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2009

Date of reporting period: April 30, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

2

SEMI-ANNUAL REPORT

AllianceBernstein Bond Fund

Intermediate Bond Portfolio

April 30, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 23, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Bond Fund Intermediate Bond Portfolio (the “Portfolio”) for the semi-annual reporting period ended April 30, 2009.

Investment Objective and Policies

The Portfolio’s objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of generally between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds. The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US Dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Portfolio may invest in mortgage-related and other asset-backed securities (ABS), loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Portfolio’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Investment Results

The table on page 4 shows the Portfolio’s performance compared with its benchmark, the Barclays Capital US Aggregate Bond Index, which is a standard measure of the performance of a basket of unmanaged US investment-grade debt securities, for the six- and 12-month periods ended April 30, 2009.

All of the Portfolio’s share classes (without sales charges) outperformed the benchmark for the six-month period but underperformed for the 12-month period ended April 30, 2009.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	1

For the six-month reporting period, the Portfolio’s overweight position within investment-grade corporates and underweight position within Treasuries and Agencies contributed positively to performance. The Portfolio’s overweight to commercial mortgage-backed securities (CMBS) detracted from the Portfolio’s performance.

For the 12-month period ended April 30, 2009, the following positions detracted from the Portfolio’s performance: an underweight in Treasuries and Agencies, overweights within investment-grade corporates and CMBS, and positions within high-yield and emerging markets. The Portfolio’s exposure to subprime-related ABS and Alt-A mortgage securities detracted from performance. (Alt-A, or ‘alternative’ mortgages are home loans made with less than full documentation.)

Leverage did not have any meaningful impact on the Portfolio’s performance for either period.

Market Review and Investment Strategy

During the six-month reporting period ended April 30, 2009, investor risk aversion waned as the worst of the financial crisis appeared to have been overcome, and economic data pointed to tentative signs of economic recovery. During the reporting period, the US Federal Reserve (the “Fed”) low-

ered the Fed funds rate to a historic low between 0.0% and 0.25%.

Investor demand for US Treasuries decreased during the reporting period as investors reentered credit-sensitive sectors. For the six-month period ended April 30, 2009, US Treasuries underperformed all spread sectors except CMBS, on both an absolute and duration-adjusted basis. During the semi-annual reporting period, the yield on two-year Treasuries declined 65 basis points to yield 0.91%, while the ten-year yield lost 83 basis points to end the period at 3.12%. Longer maturity US Treasuries (10-20 Year, at 11.40%) outperformed both shorter (1-3 Year, at 1.77%) and intermediate-term US Treasuries (5-10 Year, at 7.93%) for the six-month period, according to Barclays Capital.

During the semi-annual reporting period, The US Investment Grade Core Fixed Income Team (the “Team”) continued to underweight Treasuries and Agencies in favor of overweight allocations within the corporate sector and within AAA-rated super-senior CMBS. In the Team’s view, these sectors represent an outstanding opportunity for investors to benefit from attractive excess returns over government bonds. If risk aversion continues to abate and valuations again align with fundamentals, the Team believes investment-grade corporates and CMBS will perform well.

2	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital US Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index covers the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio may invest in convertible debt securities, preferred stock and dividend-paying stocks, US government obligations and foreign fixed-income securities. The Portfolio may invest in mortgage-related and other asset-backed securities which are subject to prepayment risk; the risk that early payments on principal on some mortgage-related securities may occur during periods of falling mortgage rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. The Portfolio may invest a portion of its assets in foreign securities, including emerging markets, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Portfolio to decline. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may invest in high yield bonds, otherwise known as “junk bonds”, which involves a greater risk of default and price volatility than other bonds. Investing in below-investment grade presents special risks, including credit risk. The Portfolio is also subject to leverage risk. When a fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward contracts or dollar rolls or by borrowing money. While the Portfolio invests principally in bonds and other fixed-income securities, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2009	Returns
	6 Months	12 Months
AllianceBernstein Bond Fund Intermediate Bond Portfolio*
Class A	8.95%	-3.82%

Class B**	8.58%	-4.48%

Class C	8.60%	-4.50%

Advisor Class†	8.99%	-3.53%

Class R†	8.82%	-4.03%

Class K†	8.97%	-3.76%

Class I†	9.10%	-3.43%

Barclays Capital‡ US Aggregate Bond Index	7.74%	3.84%

*       Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for six- and 12-month periods ended April 30, 2009, by 0.01% and 0.01%, respectively.

**    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†       Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

‡       Formerly Lehman Brothers.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS APRIL 30, 2009
	NAV Returns	SEC Returns	SEC Yields**

Class A Shares			4.46%
1 Year	-3.82%	-7.88%
5 Years	2.27%	1.38%
Since Inception*	4.21%	3.76%

Class B Shares			3.96%
1 Year	-4.48%	-7.23%
5 Years	1.67%	1.67%
Since Inception*(a)	3.77%	3.77%

Class C Shares			3.98%
1 Year	-4.50%	-5.41%
5 Years	1.59%	1.59%
Since Inception*	3.48%	3.48%

Advisor Class Shares†			4.95%
1 Year	-3.53%	-3.53%
5 Years	2.58%	2.58%
Since Inception*	4.30%	4.30%

Class R Shares†			4.46%
1 Year	-4.03%	-4.03%
5 Years	2.07%	2.07%
Since Inception*	2.13%	2.13%

Class K Shares†			4.70%
1 Year	-3.76%	-3.76%
Since Inception*	1.92%	1.92%

Class I Shares†			4.95%
1 Year	-3.43%	-3.43%
Since Inception*	2.18%	2.18%

The Portfolio’s prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.09%, 1.83%, 1.80%, 0.80%, 1.25%, 1.02% and 0.64% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85%, 1.55%, 1.55%, 0.55%, 1.05%, 0.80% and 0.55% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception dates: 7/1/99 for Class A, Class B and Class C shares; 10/10/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2009.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
SEC Returns

Class A Shares
1 Year	-10.49%
5 Years	0.33%
Since Inception*	3.49%

Class B Shares
1 Year	-10.05%
5 Years	0.58%
Since Inception*(a)	3.50%

Class C Shares
1 Year	-8.11%
5 Years	0.52%
Since Inception*	3.22%

Advisor Class Shares†
1 Year	-6.37%
5 Years	1.51%
Since Inception*	4.00%

Class R Shares†
1 Year	-6.86%
5 Years	0.98%
Since Inception*	1.62%

Class K Shares†
1 Year	-6.60%
Since Inception*	1.24%

Class I Shares†
1 Year	-6.37%
Since Inception*	1.50%

*	Inception dates: 7/1/99 for Class A, Class B and Class C shares; 10/10/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2008		Ending Account Value April 30, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,089.50	$1,020.58	$4.40	$4.26
Class B	$1,000	$1,000	$1,085.79	$1,017.11	$8.02	$7.75
Class C	$1,000	$1,000	$1,085.97	$1,017.11	$8.02	$7.75
Advisor Class	$1,000	$1,000	$1,089.86	$1,022.07	$2.85	$2.76
Class R	$1,000	$1,000	$1,088.16	$1,019.59	$5.44	$5.26
Class K	$1,000	$1,000	$1,089.68	$1,020.83	$4.15	$4.01
Class I	$1,000	$1,000	$1,091.03	$1,022.07	$2.85	$2.76
*	Expenses are equal to the classes’ annualized expense ratios of 0.85%, 1.55%, 1.55%, 0.55%, 1.05%, 0.80% and 0.55%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	7

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $516.6

*	All data are as of April 30, 2009. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

8	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2009 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 32.5%
Industrial – 18.9%
Basic – 3.1%
ArcelorMittal 6.125%, 6/01/18	$1,470	$1,184,611
6.50%, 4/15/14	150	126,836
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	1,116	1,211,338
The Dow Chemical Co. 7.375%, 11/01/29	15	10,654
EI Du Pont de Nemours & Co. 5.875%, 1/15/14	724	771,607
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15	630	620,550
Inco Ltd. 7.75%, 5/15/12	2,490	2,538,331
International Paper Co. 5.30%, 4/01/15	235	183,076
7.40%, 6/15/14	1,420	1,281,398
7.95%, 6/15/18	830	722,060
Packaging Corp. of America 5.75%, 8/01/13	5,181	4,813,672
PPG Industries, Inc. 5.75%, 3/15/13	1,125	1,144,885
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	1,385	1,247,691

		15,856,709

Capital Goods – 1.6%
Boeing Capital Corp. 6.50%, 2/15/12	2,555	2,753,971
Boeing Co. 6.00%, 3/15/19	1,225	1,288,176
Caterpillar Financial Services 4.50%, 6/15/09	371	371,574
Fisher Scientific International, Inc. 6.125%, 7/01/15	36	35,820
6.75%, 8/15/14	53	52,666
John Deere Capital Corp. 5.25%, 10/01/12	1,250	1,280,920
Lafarge SA 6.15%, 7/15/11	784	762,456
Tyco International Finance SA 6.00%, 11/15/13	195	190,546
8.50%, 1/15/19	515	551,258
United Technologies Corp. 4.875%, 5/01/15	747	769,835

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Waste Management, Inc. 6.875%, 5/15/09	$250	$250,175

		8,307,397

Communications - Media – 0.8%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	270	245,461
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	174	202,205
Comcast Cable Communications, Inc. 6.875%, 6/15/09	287	288,516
Comcast Corp. 5.50%, 3/15/11	313	323,742
News America Holdings, Inc. 6.55%, 3/15/33	142	109,735
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	530	554,856
RR Donnelley & Sons Co. 4.95%, 4/01/14	85	65,082
11.25%, 2/01/19	740	668,448
Time Warner Cable, Inc. 7.50%, 4/01/14	1,055	1,133,284
Time Warner Entertainment Co. 8.375%, 3/15/23	325	333,619
WPP Finance Corp. 5.875%, 6/15/14	149	116,693

		4,041,641

Communications - Telecommunications – 3.5%
AT&T Corp. 8.00%, 11/15/31	80	90,463
British Telecommunications PLC 8.625%, 12/15/10(b)	524	547,591
Embarq Corp. 6.738%, 6/01/13	1,140	1,100,100
7.082%, 6/01/16	2,505	2,404,800
New Cingular Wireless Services, Inc. 7.875%, 3/01/11	225	243,982
8.125%, 5/01/12	4,295	4,745,962
8.75%, 3/01/31	126	144,226
Pacific Bell Telephone Co. 6.625%, 10/15/34	1,450	1,263,621
Qwest Corp. 7.50%, 10/01/14	1,085	1,047,025
7.875%, 9/01/11	285	282,863
8.875%, 3/15/12	1,110	1,126,650
Telecom Italia Capital SA 4.00%, 1/15/10	575	570,993
6.375%, 11/15/33	110	82,026

10	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

US Cellular Corp. 6.70%, 12/15/33	$1,560	$1,231,980
Verizon Communications, Inc. 4.90%, 9/15/15	180	177,344
5.25%, 4/15/13	815	855,123
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12	220	230,013
Vodafone Group PLC 5.50%, 6/15/11	295	310,122
7.75%, 2/15/10	1,410	1,462,401

		17,917,285

Consumer Cyclical - Automotive – 0.0%
Daimler Finance North America LLC 4.875%, 6/15/10	137	135,977

Consumer Cyclical - Entertainment – 0.2%
The Walt Disney Co. 5.50%, 3/15/19	1,015	1,036,620

Consumer Cyclical - Other – 0.5%
Marriott International, Inc. Series J 5.625%, 2/15/13	1,370	1,283,369
MDC Holdings, Inc. 5.50%, 5/15/13	1,155	1,039,203
Toll Brothers Finance Corp. 5.15%, 5/15/15	35	28,486
6.875%, 11/15/12	120	116,078

		2,467,136

Consumer Cyclical - Retailers – 0.7%
Lowe’s Cos, Inc. 5.00%, 10/15/15	2,775	2,856,932
Wal-Mart Stores, Inc. 4.25%, 4/15/13	640	672,549

		3,529,481

Consumer Non-Cyclical – 5.8%
Avon Products, Inc. 6.50%, 3/01/19	1,235	1,264,554
Baxter FinCo BV 4.75%, 10/15/10	1,285	1,332,531
Bottling Group LLC 6.95%, 3/15/14	1,085	1,241,024
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	130	113,029
5.875%, 5/15/13	965	896,889
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	310	302,654

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Campbell Soup Co. 6.75%, 2/15/11	$1,030	$1,110,731
The Coca-Cola Co. 5.35%, 11/15/17	1,165	1,228,566
ConAgra Foods, Inc. 5.819%, 6/15/17	2,005	1,962,957
7.875%, 9/15/10	120	126,006
Diageo Capital PLC 7.375%, 1/15/14	1,100	1,225,547
Fortune Brands, Inc. 4.875%, 12/01/13	667	606,481
Johnson & Johnson 5.55%, 8/15/17	1,125	1,224,447
Kraft Foods, Inc. 6.25%, 6/01/12	2,340	2,485,590
The Kroger Co. 6.80%, 12/15/18	487	512,559
7.25%, 6/01/09	1,500	1,504,358
PepsiCo, Inc./NC 4.65%, 2/15/13	1,170	1,245,184
Pfizer, Inc. 5.35%, 3/15/15	1,235	1,327,604
The Procter & Gamble Co. 4.70%, 2/15/19	1,226	1,228,956
Reynolds American, Inc. 7.25%, 6/01/13	1,520	1,491,690
7.625%, 6/01/16	1,490	1,310,264
Safeway, Inc. 6.50%, 3/01/11	82	85,999
7.25%, 2/01/31	2,010	2,159,407
Whirlpool Corp. 8.60%, 5/01/14	155	158,193
Wyeth 5.50%, 2/01/14	3,673	3,942,877

		30,088,097

Energy – 1.1%
Amerada Hess Corp. 7.875%, 10/01/29	98	93,006
Apache Corp. 5.25%, 4/15/13	685	712,146
Baker Hughes, Inc. 6.50%, 11/15/13	610	670,192
Canadian Natural Resources Ltd. 5.15%, 2/01/13	435	427,134
Nabors Industries, Inc. 9.25%, 1/15/19(a)	1,275	1,203,382
Noble Energy, Inc. 8.25%, 3/01/19	1,232	1,342,593

12	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

The Premcor Refining Group, Inc. 7.50%, 6/15/15	$717	$712,933
Weatherford International Ltd. 5.15%, 3/15/13	560	525,843
6.00%, 3/15/18	215	179,973

		5,867,202

Technology – 1.6%
Cisco Systems, Inc. 5.25%, 2/22/11	2,540	2,700,505
Computer Sciences Corp. 5.50%, 3/15/13	805	798,973
Dell, Inc. 5.625%, 4/15/14	765	799,625
Electronic Data Systems Corp. Series B 6.00%, 8/01/13	1,847	1,975,468
International Business Machines Corp. Series MTN 4.375%, 6/01/09	75	75,114
Motorola, Inc. 6.50%, 9/01/25	855	632,700
7.50%, 5/15/25	30	21,434
7.625%, 11/15/10	28	28,150
Oracle Corp. 5.00%, 1/15/11	900	948,336
5.25%, 1/15/16	280	287,054
Xerox Corp. 7.625%, 6/15/13	60	55,200

		8,322,559

Transportation - Railroads – 0.0%
Canadian Pacific Railway Co. 6.50%, 5/15/18	320	283,450

		97,853,554

Financial Institutions – 10.0%
Banking – 5.7%
ANZ National International Ltd. 6.20%, 7/19/13(a)	635	607,263
Bank of America Corp. 5.375%, 9/11/12	1,890	1,759,605
Bank of Tokyo-Mitsubishi UFJ L 7.40%, 6/15/11	100	98,122
Barclays Bank PLC 8.55%, 6/15/11(a)(c)	339	166,110
The Bear Stearns Co., Inc. 5.55%, 1/22/17	315	280,183
5.70%, 11/15/14	1,655	1,624,245
7.625%, 12/07/09	838	849,806

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Capital One Bank USA NA 5.00%, 6/15/09	$1,555	$1,552,812
Capital One Financial Corp. 5.50%, 6/01/15	37	29,507
Citigroup, Inc. 5.50%, 4/11/13	1,015	904,637
6.50%, 8/19/13	1,015	926,294
Compass Bank 5.50%, 4/01/20	1,774	1,214,023
Countrywide Financial Corp. 6.25%, 5/15/16	62	46,128
Series MTN 5.80%, 6/07/12	44	40,336
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11	4	3,750
Credit Suisse First Boston USA, Inc. 5.50%, 8/15/13	464	469,669
The Goldman Sachs Group, Inc. 4.75%, 7/15/13	1,315	1,275,313
6.65%, 5/15/09	875	876,438
7.35%, 10/01/09	63	64,384
7.50%, 2/15/19	1,145	1,174,912
Huntington National Bank 4.375%, 1/15/10	183	178,732
JP Morgan Chase Capital XXV Series Y 6.80%, 10/01/37	430	314,812
KBC Bank Funding Trust III 9.86%, 11/29/49(a)(c)	614	214,900
Marshall & Ilsley Bank 4.85%, 6/16/15	1,545	1,029,611
5.00%, 1/17/17	1,695	1,008,166
Merrill Lynch & Co., Inc. 6.05%, 5/16/16	586	429,700
Morgan Stanley 6.60%, 4/01/12	855	869,877
Series MTN 5.625%, 1/09/12	1,310	1,304,646
6.625%, 4/01/18	1,345	1,279,981
National Capital Trust II 5.486%, 12/29/49(a)(c)	372	191,580
National City Bank of Cleveland Ohio 6.25%, 3/15/11	1,515	1,485,568
Regions Financial Corp. 6.375%, 5/15/12	1,510	1,329,208
Resona Preferred Global Securities 7.191%, 7/30/15(a)(c)	176	96,800

14	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SouthTrust Corp. 5.80%, 6/15/14	$1,470	$1,286,522
UBS Preferred Funding Trust I 8.622%, 10/01/10(c)	503	251,897
UFJ Finance Aruba AEC 6.75%, 7/15/13	172	174,906
Union Bank of California 5.95%, 5/11/16	1,580	1,211,934
Union Planters Corp. 7.75%, 3/01/11	1,002	958,647
Wachovia Corp. Series MTN 5.50%, 5/01/13	1,445	1,416,652
Wells Fargo & Co. 4.20%, 1/15/10	457	463,230

		29,460,906

Finance – 1.5%
General Electric Capital Corp. 4.80%, 5/01/13	2,960	2,894,865
HSBC Finance Corp. 7.00%, 5/15/12	845	818,479
International Lease Finance Corp. Series MTN 5.65%, 6/01/14	175	102,132
SLM Corp. 5.45%, 4/25/11	1,595	1,308,289
Series MTN 5.125%, 8/27/12	385	265,731
Series MTNA 5.375%, 1/15/13-5/15/14	3,400	2,202,739

		7,592,235

Insurance – 1.4%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	650	457,795
The Allstate Corp. 6.125%, 5/15/37(c)	1,520	836,000
Assurant, Inc. 5.625%, 2/15/14	92	73,361
Genworth Financial, Inc. Series MTN 6.515%, 5/22/18	1,395	442,673
Humana, Inc. 6.30%, 8/01/18	166	130,581
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)	167	127,617
Prudential Financial, Inc. Series MTN 5.15%, 1/15/13	905	734,725

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

UnitedHealth Group, Inc. 4.125%, 8/15/09	$573	$573,969
4.875%, 3/15/15	1,855	1,735,980
5.25%, 3/15/11	1,390	1,412,020
XL Capital Ltd. 5.25%, 9/15/14	824	589,264

		7,113,985

REITS – 1.4%
HCP, Inc. Series MTN 5.95%, 9/15/11	1,550	1,458,110
Healthcare Realty Trust, Inc. 5.125%, 4/01/14	845	687,229
8.125%, 5/01/11	1,450	1,393,257
Nationwide Health Properties, Inc. 6.50%, 7/15/11	1,515	1,383,554
Simon Property Group LP 5.00%, 3/01/12	1,490	1,379,411
5.625%, 8/15/14	1,169	1,011,267

		7,312,828

		51,479,954

Utility – 2.9%
Electric – 1.7%
Carolina Power & Light Co. 6.50%, 7/15/12	345	366,438
Exelon Corp. 6.75%, 5/01/11	280	289,835
FirstEnergy Corp. Series B 6.45%, 11/15/11	2,835	2,879,345
Series C 7.375%, 11/15/31	279	237,857
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	162	167,449
Nisource Finance Corp. 6.80%, 1/15/19	1,465	1,270,496
7.875%, 11/15/10	154	153,850
Progress Energy, Inc. 7.10%, 3/01/11	2,324	2,452,355
Public Service Company of Colorado Series 10 7.875%, 10/01/12	176	195,190
The Southern Co. Series A 5.30%, 1/15/12	468	491,413
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)	283	281,990

16	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin Energy Corp. 6.25%, 5/15/67(c)	$140	$85,400

		8,871,618

Natural Gas – 1.0%
Duke Energy Field Services Corp. 7.875%, 8/16/10	94	95,694
Energy Transfer Partners LP 6.70%, 7/01/18	1,205	1,128,950
7.50%, 7/01/38	1,365	1,211,735
Enterprise Products Operating LLC Series B 5.60%, 10/15/14	157	145,748
Sempra Energy 4.75%, 5/15/09	1,545	1,545,820
TransCanada Pipelines Ltd. 6.35%, 5/15/67(c)	1,670	1,068,800
Williams Co., Inc. 7.875%, 9/01/21	95	93,812

		5,290,559

Other Utility – 0.2%
Veolia Environnement 6.00%, 6/01/18	935	895,875

		15,058,052

Non Corporate Sectors – 0.7%
Agencies - Not Government Guaranteed – 0.7%
Gaz Capital SA 6.212%, 11/22/16(a)	3,215	2,459,475
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(a)	1,425	1,239,750

		3,699,225

Total Corporates – Investment Grades (cost $179,390,565)		168,090,785

MORTGAGE PASS-THRU’S – 20.8%
Agency Fixed Rate 30-Year – 18.2%
Federal Home Loan Mortgage Corp. Gold Series 2005 4.50%, 8/01/35-11/01/35	2,397	2,440,637
5.50%, 1/01/35	2,632	2,731,526
Series 2007 4.50%, 1/01/37	13,856	14,105,918
5.50%, 7/01/35	375	389,766
Series 2008 5.50%, 4/01/38	2,067	2,139,912

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Series 2003 5.00%, 11/01/33	$388	$400,237
5.50%, 4/01/33-7/01/33	3,517	3,659,437
Series 2004 5.50%, 4/01/34-11/01/34	1,754	1,823,772
6.00%, 9/01/34	658	692,287
Series 2005 4.50%, 8/01/35	1,190	1,213,345
5.50%, 2/01/35	1,286	1,338,483
Series 2006 5.00%, 2/01/36	1,122	1,156,467
5.50%, 4/01/36	3,311	3,438,643
6.00%, 2/01/36	4,306	4,529,370
Series 2007 4.50%, 9/01/35	870	888,450
5.00%, 11/01/35-7/01/36	12,975	13,374,141
5.50%, 8/01/37	10,670	11,101,128
6.50%, 8/01/37	6,846	7,262,830
Series 2008 6.00%, 3/01/37	12,423	13,021,800
Government National Mortgage Association Series 1990 9.00%, 12/15/19	0	175
Series 1999 8.15%, 9/15/20	236	253,913
Series 2000 9.00%, 12/15/09	0	90
Series 2003 5.50%, 7/15/33	7,564	7,882,262

		93,844,589

Agency ARMS – 2.0%
Federal Home Loan Mortgage Corp. Series 2006 5.918%, 1/01/37(d)	375	390,368
Series 2007 5.875%, 3/01/37(d)	4,670	4,868,789
5.892%, 1/01/37(d)	4,861	5,055,007

		10,314,164

Agency Fixed Rate 15-Year – 0.6%
Government National Mortgage Association Series 1997 8.00%, 3/15/12	710	719,459
Series 2001 7.50%, 12/15/14	2,374	2,505,991

		3,225,450

Total Mortgage Pass-Thru’s (cost $102,235,297)		107,384,203

18	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 13.3%
Non-Agency Fixed Rate CMBS – 13.3%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35	$284	$284,533
Series 2004-4, Class A3 4.128%, 7/10/42	329	324,835
Series 2004-6, Class A2 4.161%, 12/10/42	458	446,128
Series 2006-5, Class A4 5.414%, 9/10/47	3,160	2,575,364
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2 6.46%, 10/15/36	2,918	2,945,295
Series 2005-T18, Class A4 4.933%, 2/13/42	610	536,174
Series 2006-PW11, Class A2 5.575%, 3/11/39	2,965	2,789,591
Series 2006-PW12, Class A4 5.902%, 9/11/38	290	249,946
Series 2006-T24, Class A4 5.537%, 10/12/41	2,475	2,136,845
Series 2007-PW18, Class A4 5.70%, 6/11/50	3,025	2,451,018
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4 5.543%, 4/15/40	560	507,726
Series 2008-C7, Class A4 6.299%, 12/10/49	2,890	2,338,362
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	2,130	1,628,863
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.02%, 6/15/38	2,850	2,146,799
Series 2006-C5, Class A3 5.311%, 12/15/39	1,600	1,135,011
CS First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36	21	20,991
Series 2004-C1, Class A4 4.75%, 1/15/37	180	152,876
Series 2005-C1, Class A4 5.014%, 2/15/38	534	451,510
Series 2005-C5, Class A3 5.10%, 8/15/38	2,870	2,533,992

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	$585	$566,767
Greenwich Capital Commercial Funding Corp. Series 2003-C1, Class A4 4.111%, 7/05/35	388	369,796
Series 2005-GG3, Class A2 4.305%, 8/10/42	625	599,611
Series 2007-GG11, Class A4 5.736%, 12/10/49	420	330,063
Series 2007-GG9, Class A4 5.444%, 3/10/39	2,980	2,333,265
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38	375	333,188
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP1, Class A4 5.038%, 3/15/46	649	575,192
Series 2005-LDP3, Class A2 4.851%, 8/15/42	515	485,556
Series 2005-LDP4, Class A2 4.79%, 10/15/42	329	324,532
Series 2006-CB14, Class A4 5.481%, 12/12/44	1,455	1,210,927
Series 2006-CB15, Class A4 5.814%, 6/12/43	2,335	1,612,537
Series 2006-CB16, Class A4 5.552%, 5/12/45	1,810	1,472,251
Series 2006-CB17, Class A4 5.429%, 12/12/43	4,655	3,603,788
Series 2007-C1, Class A4 5.716%, 2/15/51	2,965	1,978,568
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32	555	498,668
Series 2004-C4, Class A4 5.40%, 6/15/29	195	167,203
Series 2004-C8, Class A2 4.201%, 12/15/29	375	371,900
Series 2005-C1, Class A4 4.742%, 2/15/30	426	372,673
Series 2005-C7, Class A4 5.197%, 11/15/30	435	378,034
Series 2006-C6, Class A4 5.372%, 9/15/39	3,360	2,705,682
Series 2006-C7, Class A3 5.347%, 11/15/38	2,970	2,364,618

20	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.415%, 11/12/37		$360	$318,742
Series 2005-MKB2, Class A2 4.806%, 9/12/42		785	772,431
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.104%, 6/12/46		220	185,738
Series 2007-9, Class A4 5.70%, 9/12/49		2,940	2,179,140
Morgan Stanley Capital I Series 2005-HQ5, Class A4 5.168%, 1/14/42		944	847,879
Series 2005-HQ6, Class A4A 4.989%, 8/13/42		3,225	2,778,678
Series 2005-T17, Class A5 4.78%, 12/13/41		405	353,603
Series 2007-HQ13, Class A3 5.569%, 12/15/44		2,910	2,136,048
Series 2007-IQ15, Class A4 6.076%, 6/11/49		1,640	1,278,408
Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 0.956%, 11/01/31(a)(e)		68,634	875,255
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45		2,885	2,333,490
Series 2007-C31, Class A4 5.509%, 4/15/47		2,925	2,006,259
Series 2007-C32, Class A2 5.924%, 6/15/49		2,835	2,439,080
Series 2007-C32, Class A3 5.929%, 6/15/49		2,435	1,727,107

Total Commercial Mortgage-Backed Securities (cost $82,762,360)			68,542,536

GOVERNMENTS - TREASURIES – 8.2%
Brazil – 0.5%
Republic of Brazil 10.25%, 1/10/28	BRL	6,265	2,549,776

Sweden – 1.4%
Sweden Government Bond Series 1045 5.25%, 3/15/11	SEK	28,065	3,753,199

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 1046 5.50%, 10/08/12	SEK	26,485	$3,675,868

			7,429,067

United States – 6.3%
U.S. Treasury Bonds 3.75%, 11/15/18		$22,815	23,986,094
4.50%, 2/15/36		4,779	5,100,623
U.S. Treasury Notes 2.625%, 5/31/10		3,260	3,332,969

			32,419,686

Total Governments – Treasuries (cost $42,753,168)			42,398,529

AGENCIES – 6.1%
Agency Debentures – 6.1%
Federal Home Loan Mortgage Corp. 1.625%, 4/26/11		21,090	21,221,665
Federal National Mortgage Association 6.25%, 5/15/29		8,610	10,354,618

Total Agencies (cost $32,279,290)			31,576,283

CORPORATES - NON-INVESTMENT GRADES – 3.2%
Industrial – 2.4%
Basic – 0.8%
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		110	16,500
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(a)		545	407,387
Stora Enso Oyj 7.375%, 5/15/11		1,475	1,259,149
United States Steel Corp. 5.65%, 6/01/13		1,575	1,264,700
6.05%, 6/01/17		1,625	1,117,360
Westvaco Corp. 8.20%, 1/15/30		85	64,956

			4,130,052

Capital Goods – 0.6%
Masco Corp. 6.125%, 10/03/16		1,715	1,199,579
Mohawk Industries, Inc. 6.625%, 1/15/16		1,555	1,318,181
Owens Corning, Inc. 6.50%, 12/01/16		955	741,911

			3,259,671

22	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.1%
Cablevision Systems Corp. Series B 8.00%, 4/15/12		$105	$104,475
Clear Channel Communications, Inc. 5.50%, 9/15/14		275	42,625
DirecTV Holdings LLC 6.375%, 6/15/15		100	95,750

			242,850

Communications - Telecommunications – 0.0%
Qwest Communications International, Inc. 7.50%, 2/15/14		60	55,650
Series B 7.50%, 2/15/14		35	32,463

			88,113

Consumer Cyclical - Other – 0.8%
Centex Corp. 5.45%, 8/15/12		309	285,053
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13		1,505	1,384,600
7.375%, 11/15/15		1,269	1,031,062
7.875%, 5/01/12		1,430	1,329,900

			4,030,615

Consumer Cyclical - Retailers – 0.0%
Limited Brands, Inc. 6.90%, 7/15/17		203	168,614

Consumer Non-Cyclical – 0.0%
HCA, Inc. 8.50%, 4/15/19(a)		125	125,625

Transportation - Airlines – 0.1%
UAL Pass Through Trust Series 2007-1 Series 071A 6.636%, 7/02/22		614	411,702

			12,457,242

Financial Institutions – 0.7%
Banking - 0.2%
ABN Amro Bank NV 4.31%, 3/10/16(c)	EUR	280	114,845
BankAmerica Capital II Series 2 8.00%, 12/15/26		$415	248,560
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(c)	EUR	200	52,924
Dexia Credit Local 4.30%, 11/18/15(c)		250	69,463

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HBOS Capital Funding LP 4.939%, 5/23/16(c)	EUR	84	$25,562
Lloyds Banking Group PLC 6.267%, 11/14/16(a)(c)		$1,495	426,075
RBS Capital Trust III 5.512%, 9/30/14(c)		358	132,460
Zions Banc Corp. 5.50%, 11/16/15		170	88,709

			1,158,598

Brokerage – 0.1%
Lehman Brothers Holdings, Inc. 7.875%, 11/01/09(f)		1,476	210,330
Series MTN 5.00%, 1/14/11(f)		520	74,100
6.20%, 9/26/14(f)		615	87,638
Series MTNG 4.80%, 3/13/14(f)		79	11,257

			383,325

Finance – 0.4%
CIT Group, Inc. 5.85%, 9/15/16		1,520	815,083
7.625%, 11/30/12		1,285	796,969
Series MTN 5.125%, 9/30/14		315	173,976

			1,786,028

Insurance – 0.0%
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		165	67,650

REITS – 0.0%
AMR REAL ESTATE PTR/FIN 7.125%, 2/15/13		70	58,800

			3,454,401

Utility – 0.1%
Electric – 0.1%
Dynegy Holdings, Inc. 8.375%, 5/01/16		645	516,000
Edison Mission Energy 7.00%, 5/15/17		100	75,500
NRG Energy, Inc. 7.25%, 2/01/14		120	115,800
7.375%, 2/01/16		90	86,625

			793,925

Total Corporates – Non-Investment Grades (cost $23,784,791)			16,705,568

24	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

BANK LOANS – 2.5%
Industrial – 2.0%
Basic – 0.2%
Georgia-Pacific LLC 2.43%-3.29%, 12/20/12(d)	$441	$409,179
Hexion Specialty Chemicals, Inc. 3.50%, 5/05/13(d)	109	52,907
Newpage Corp. 4.25%-5.00%, 12/22/14(d)	367	283,162
Univar Corp. Opco 4.22%, 10/10/14(d)	477	309,727

		1,054,975

Capital Goods – 0.2%
Building Material Holdings 3.25%, 2/22/14(d)	493	374,951
Sequa Corp. 3.71%-3.74%, 12/03/14(d)	278	180,316
URS Corp. 2.75%-3.43%, 5/15/13(d)	387	373,431

		928,698

Communications - Media – 0.3%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.93%, 7/03/14(d)	486	356,190
Cequel Communications LLC (Cebridge) 2.46%-2.48%, 11/05/13(d)	492	448,549
Nielsen Finance LLC 2.47%, 8/09/13(d)	492	416,225
Univision Communications, Inc. 2.68%, 9/29/14(d)	500	302,640

		1,523,604

Communications - Telecommunications – 0.1%
Telesat Canada 3.43%-4.27%, 10/31/14(d)	682	629,429
4.22%, 10/31/14(d)	59	54,061

		683,490

Consumer Cyclical - Other – 0.2%
Hanesbrands, Inc. 5.20%-5.84%, 9/05/13(d)	348	340,023
Harrah’s Operating Co., Inc. 3.44%-4.09%, 1/28/15(d)	491	349,870
Las Vegas Sands LLC 2.18%, 5/23/14(d)	395	243,066

		932,959

Consumer Cyclical - Retailers – 0.1%
Neiman Marcus Group, Inc. 2.49%-3.28%, 4/06/13(d)	600	417,642

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	25

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.5%
Aramark Corp. 2.34%, 1/26/14(d)	$16	$14,637
3.10%, 1/26/14(d)	253	230,390
CHS/Community Health Systems, Inc. 2.68%-3.51%, 7/25/14(d)	702	631,333
HCA, Inc. 3.47%, 11/18/13(d)	845	761,216
Health Management Associates 2.97%, 2/28/14(d)	700	607,422
Mylan Inc. 3.69%-4.5%, 10/02/14(d)	340	322,888

		2,567,886

Energy – 0.1%
Infrastrux Group, Inc. 4.68%, 11/03/12(d)(g)	488	416,335

Services – 0.1%
Travelport LLC 2.68%, 8/23/13(d)	739	490,142

Technology – 0.2%
First Data Corp. 3.18%-3.19%, 9/24/14(d)	985	714,805
Sungard Data Systems, Inc. 2.22%-2.99%, 2/28/14(d)	739	664,532

		1,379,337

		10,395,068

Utility – 0.3%
Electric – 0.3%
FirstLight Power Resources, Inc. 3.75%, 11/01/13(d)	685	592,102
5.75%, 5/01/14(d)	852	536,596
Texas Competitive Electric Holdings Company LLC 3.93%-3.97%, 10/10/14(d)	486	328,502

		1,457,200

Financial Institutions – 0.2%
Brokerage – 0.1%
Ameritrade Holdings Corp. 1.95%, 12/31/12(d)	400	376,332

Insurance – 0.1%
Asurion Corp. 3.47%-4.24%, 7/03/14(d)	500	436,250

		812,582

Total Bank Loans (cost $15,160,195)		12,664,850

26	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 2.1%
United States – 2.1%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS) (cost $10,986,987)		$10,130	$10,693,526

GOVERNMENTS - SOVEREIGN AGENCIES – 2.0%
United Kingdom – 1.5%
Barclays Bank PLC Series EMTN 2.875%, 12/23/11	GBP	1,325	1,985,737
Lloyds TSB Bank PLC Series EMTN 4.00%, 11/17/11		392	605,924
Royal Bank of Scotland PLC Series EMTN 4.125%, 11/14/11		754	1,170,586
Bank of Scotland PLC Series EMTN 4.625%, 11/04/11		2,440	3,822,615

			7,584,862

United States – 0.5%
General Electric Capital Corp. 2.75%, 12/07/11		1,700	2,544,112

Total Governments – Sovereign Agencies (cost $10,025,096)			10,128,974

CMOS – 1.7%
Non-Agency ARMS – 0.9%
Bear Stearns Alt-A Trust Series 2007-1, Class 21A1 5.694%, 1/25/47(c)		$2,316	1,009,893
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.12%, 5/25/35(c)		2,747	1,915,345
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(d)		611	292,569
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.107%, 6/26/35(a)		657	595,105
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.91%, 5/25/36(c)		1,764	706,554

			4,519,466

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	27

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 0.5%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 2.514%, 12/25/35(d)	$178	$70,395
Series 2006-OA14, Class 3A1 0.468%, 11/25/46(d)	2,574	818,274
Series 2007-OA3, Class M1 0.748%, 4/25/47(d)	180	2,673
Greenpoint Mortgage Funding Trust Series 2005-AR5, Class M2 1.088%, 11/25/45(d)	996	11,722
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 6.062%, 7/25/36(c)	1,905	933,640
Structured Asset Securities Corp. Series 2003-6A, Class B3 4.941%, 3/25/33(c)	1,054	189,535
WaMu Mortgage Pass Through Certificates Series 2007-OA1, Class A1A 2.214%, 2/25/47(d)	2,170	659,954

		2,686,193

Non-Agency Fixed Rate – 0.2%
Structured Asset Securities Corp. Series 2002-3, Class B3 6.50%, 3/25/32	2,590	970,734

Agency Floating Rate – 0.1%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.871%, 5/28/35(d)	65	56,236
Government National Mortgage Association Series 2006-39, Class IO 0.957%, 7/16/46(c)(e)	22,678	342,771

		399,007

Total CMOs (cost $20,890,011)		8,575,400

GOVERNMENTS - SOVEREIGN BONDS – 1.1%
Brazil – 0.2%
Republic of Brazil 8.25%, 1/20/34	790	898,625

Peru – 0.5%
Republic of Peru 8.375%, 5/03/16	730	846,800
9.875%, 2/06/15	1,575	1,917,563

		2,764,363

28	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Russia – 0.4%
Russian Federation 7.50%, 3/31/30(a)	$2,322	$2,260,654

Total Governments – Sovereign Bonds (cost $5,862,500)		5,923,642

QUASI-SOVEREIGNS – 0.7%
Quasi-Sovereign Bonds – 0.7%
Russia – 0.7%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)	1,565	1,189,400
7.75%, 5/29/18(a)	3,025	2,420,000

Total Quasi-Sovereigns (cost $4,500,489)		3,609,400

ASSET-BACKED SECURITIES – 0.5%
Home Equity Loans - Floating Rate – 0.3%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.647%, 12/25/32(d)	151	119,116
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(b)	316	264,163
GE-WMC Mortgage Securities LLC Series 2005-2, Class A2B 0.608%, 12/25/35(d)	39	36,768
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 0.707%, 1/20/35(d)	173	103,900
Series 2007-1, Class M1 0.827%, 3/20/36(d)	1,250	425,775
Series 2007-2, Class M1 0.757%, 7/20/36(d)	600	153,474
HSI Asset Securitization Corp. Trust Series 2006-OPT2, Class M2 0.828%, 1/25/36(d)	205	30,756
Lehman XS Trust Series 2005-5N, Class M2 1.088%, 11/25/35(d)	1,000	11,397
Series 2006-18N, Class M2 0.848%, 12/25/36(d)	3,002	24,737

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	29

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.568%, 4/25/37(d)	$407	$268,263
RAAC Series Series 2006-SP3, Class A1 0.518%, 8/25/36(d)	41	37,339
Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 0.638%, 3/25/35(d)	25	23,514

		1,499,202

Other ABS - Fixed Rate – 0.2%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)	1,495	1,046,500

Home Equity Loans - Fixed Rate – 0.0%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	134	87,181
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	544	98,160
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB7, Class AF2 5.147%, 11/25/35	15	14,763
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(a)(h)	18	880
Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3 4.46%, 5/25/35	24	23,419

		224,403

Other ABS - Floating Rate – 0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.538%, 2/25/47(a)(d)	800	16,000

Total Asset-Backed Securities (cost $10,221,641)		2,786,105

EMERGING MARKETS - SOVEREIGNS – 0.5%
Indonesia – 0.5%
Indonesia Government International Bond 11.625%, 3/04/19(a) (cost $2,213,995)	2,230	2,709,450

30	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SUPRANATIONALS – 0.3%
European Investment Bank 5.125%, 5/30/17 (cost $1,531,724)	$1,490	$1,580,948

	Shares
PREFERRED STOCKS – 0.0%
Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%	22,200	11,322
Federal National Mortgage Association 8.25%	32,900	27,307

Total Preferred Stocks (cost $1,377,500)		38,629

SHORT-TERM INVESTMENTS – 5.6%
Investment Companies – 5.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(i) (cost $28,904,959)	28,904,959	28,904,959

Total Investments – 101.1% (cost $574,880,568)		522,313,787
Other assets less liabilities – (1.1)%		(5,719,996)

Net Assets – 100.0%		$516,593,791

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$9,000	9/17/13	3 month LIBOR	3.550%	$452,115

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 6/04/09	7,586	$5,378,204	$5,501,477	$123,273
Euro settling 5/07/09	3,991	5,174,984	5,281,039	106,055
Euro settling 5/07/09	3,826	5,061,088	5,062,429	1,341
New Zealand Dollar settling 5/20/09	4,818	2,413,412	2,722,941	309,529

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	31

Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2009	Unrealized Appreciation/ (Depreciation)
Norwegian Krone settling 6/03/09	34,919	$5,262,569	$5,312,248	$49,679
Norwegian Krone settling 6/03/09	33,984	5,061,178	5,170,091	108,913
South Korean Won settling 5/07/09	3,496,680	2,620,217	2,725,483	105,266
Swedish Krona settling 5/28/09	86,318	10,161,389	10,730,109	568,720
Swiss Franc settling 5/22/09	480	427,442	420,246	(7,196)

Sale Contracts:
British Pound settling 6/22/09	10,416	15,145,348	15,408,248	(262,900)
Euro settling 5/07/09	8	9,916	10,099	(183)
Euro settling 5/07/09	7,818	9,814,665	10,344,114	(529,449)
Euro settling 5/07/09	29	38,858	38,744	114
Euro settling 5/07/09	10	13,023	13,077	(54)
Euro settling 5/07/09	62	81,976	82,153	(177)
Euro settling 5/07/09	35	46,193	46,815	(622)
Euro settling 5/07/09	36	45,932	47,017	(1,085)
Euro settling 7/08/09	23	30,795	30,841	(46)
Japanese Yen settling 5/07/09	255,581	2,620,217	2,591,573	28,644
New Zealand Dollar settling 5/20/09	4,798	2,450,356	2,711,677	(261,321)
Swedish Krona settling 5/28/09	43,724	5,135,257	5,435,247	(299,990)
Swedish Krona settling 5/28/09	60,733	7,428,514	7,549,704	(121,190)
Swiss Franc settling 5/22/09	11,635	10,391,383	10,196,399	194,984
Swiss Franc settling 5/22/09	713	618,209	624,579	(6,370)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, the aggregate market value of these securities amounted to $19,293,463 or 3.7% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2009.

(c)	Variable rate coupon, rate shown as of April 30, 2009.

(d)	Floating Rate Security. Stated interest rate was in effect at April 30, 2009.

(e)	IO – Interest Only

(f)	Security is in default and is non-income producing.

(g)	Pay-In-Kind Payments (PIK).

(h)	Illiquid security, valued at fair value.

(i)	Investment in affiliated money market mutual fund.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of April 30, 2009, the fund’s total exposure to subprime investments was 1.21% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Currency Abbreviations:

BRL – Brazilian Real

EUR – Euro Dollar

GBP – Great British Pound

SEK – Swedish Krona

32	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

Glossary:

ABS – Asset-Backed Securities

ARMS – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

LP – Limited Partnership

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	33

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2009 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $545,975,609)	$493,408,828
Affiliated issuers (cost $28,904,959)	28,904,959
Cash	13,651
Foreign currencies, at value (cost $190,542)	193,851
Interest and dividends receivable	6,452,585
Receivable for capital stock sold	2,151,407
Unrealized appreciation of forward currency exchange contracts	1,596,518
Receivable for investment securities sold and foreign currency transactions	1,062,476
Unrealized appreciation of swap contracts	452,115
Other asset (see Note G)	75,922

Total assets	534,312,312

Liabilities
Payable for investment securities purchased	12,807,289
Payable for capital stock redeemed	2,069,023
Unrealized depreciation of forward currency exchange contracts	1,490,583
Dividends payable	653,169
Distribution fee payable	161,000
Advisory fee payable	86,238
Transfer Agent fee payable	44,028
Administrative fee payable	35,168
Accrued expenses and other liabilities	372,023

Total liabilities	17,718,521

Net Assets	$516,593,791

Composition of Net Assets
Capital stock, at par	$55,441
Additional paid-in capital	661,213,212
Undistributed net investment income	295,608
Accumulated net realized loss on investment and foreign currency transactions	(92,973,289)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(51,997,181)

$516,593,791

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$381,925,072	40,981,178	$9.32	*

B	$25,728,284	2,760,758	$9.32

C	$56,244,496	6,046,810	$9.30

Advisor	$44,157,969	4,736,341	$9.32

R	$91,566	9,826	$9.32

K	$4,062,877	435,661	$9.33

I	$4,383,527	470,068	$9.33

*	The maximum offering price per share for Class A shares was $9.73 which reflects a sales charge of 4.25%.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2009 (unaudited)

Investment Income
Interest	$14,251,779
Dividends—Affiliated issuers	42,324	$14,294,103

Expenses
Advisory fee (see Note B)	1,095,004
Distribution fee—Class A	540,360
Distribution fee—Class B	144,723
Distribution fee—Class C	263,878
Distribution fee—Class R	208
Distribution fee—Class K	4,842
Transfer agency—Class A	429,091
Transfer agency—Class B	42,960
Transfer agency—Class C	66,774
Transfer agency—Advisor Class	43,040
Transfer agency—Class R	91
Transfer agency—Class K	3,395
Transfer agency—Class I	2,029
Custodian	122,834
Printing	73,649
Registration fees	50,920
Audit	45,763
Administrative	35,168
Legal	30,200
Directors’ fees	25,440
Miscellaneous	8,112

Total expenses	3,028,481
Less: expenses waived and reimbursed by the Adviser (see Note B)	(736,131)

Net expenses		2,292,350

Net investment income		12,001,753

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(6,709,782)
Futures contracts		3,028,121
Swap contracts		2,581,211
Foreign currency transactions		(1,855,822)
Net change in unrealized appreciation/depreciation of:
Investments		30,140,202
Futures contracts		538,717
Swap contracts		966,633
Foreign currency denominated assets and liabilities		1,340,741

Net gain on investment and foreign currency transactions		30,030,021

Net Increase in Net Assets from Operations		$42,031,774

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	35

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$12,001,753		$26,276,647
Net realized gain (loss) on investment and foreign currency transactions	(2,956,272)		6,968,288
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	32,986,293		(91,468,675)
Contributions from Adviser (see Note B)	– 0	–	14,367

Net increase (decrease) in net assets from operations	42,031,774		(58,209,373)
Dividends to Shareholders from
Net investment income
Class A	(9,086,277)		(19,964,398)
Class B	(629,267)		(1,920,878)
Class C	(1,150,708)		(2,380,362)
Advisor Class	(970,826)		(1,812,361)
Class R	(2,012)		(29,097)
Class K	(98,518)		(315,509)
Class I	(117,929)		(284,441)
Capital Stock Transactions
Net increase	985,311		453,723,141
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	– 0	–	27,368

Total increase	30,961,548		368,834,090
Net Assets
Beginning of period	485,632,243		116,798,153

End of period (including undistributed net investment income of $295,608 and $349,392, respectively)	$516,593,791		$485,632,243

See notes to financial statements.

36	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2009 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of one portfolio: the Intermediate Bond Portfolio. This report relates only to the Intermediate Bond Portfolio. The Corporate Bond Portfolio, formerly a series of the Fund, ceased operations on January 25, 2008 and the U.S. Government Portfolio, formerly a series of the Fund, was acquired by the Intermediate Bond Portfolio and ceased operations on November 2, 2007. The Intermediate Bond Portfolio (the “Portfolio”) offers Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	37

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

38	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective November 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2009:

Level	Investments in Securities	Other Financial Instruments*
Level 1	$28,904,959	$	– 0	–
Level 2	454,604,834		105,935
Level 3	38,803,994		452,115

Total	$522,313,787		$558,050

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	39

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
Balance as of 10/31/08	$44,847,929	$(514,518)
Accrued discounts/premiums	147,188	– 0	–
Realized gain (loss)	(6,717,055)	2,461,668
Change in unrealized appreciation/depreciation	5,988,503	966,633
Net purchases (sales)	(9,847,321)	(2,461,668)
Net transfers in and/or out of Level 3	4,384,750	– 0	–

Balance as of 4/30/09	$38,803,994	$452,115

Net change in unrealized appreciation/depreciation from investments held as of 4/30/09	$793,061 *	$554,848	*

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

40	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. Effective November 5, 2007, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .85%, 1.55%, 1.55%, .55%, 1.05%, .80% and .55% of the daily average net assets for the Class A, Class B, Class C, Advisor Class,

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	41

Notes to Financial Statements

Class R, Class K and Class I shares, respectively. This waiver extends through October 31, 2009 and then may be extended by the Adviser for additional one year terms. Prior to November 5, 2007, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .98%, 1.68%, 1.68%, .68%, 1.18%, .93% and .68% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended April 30, 2009, such reimbursement amounted to $736,131.

During the year ended October 31, 2008, the Adviser reimbursed the Portfolio $14,367 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio paid $35,168 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended April 30, 2009.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $443,235 for the six months ended April 30, 2009.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $6,275 from the sale of Class A shares and received $5,067, $12,683 and $3,298 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2009.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2009 is as follows:

Market Value October 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value April 30, 2009 (000)
$0	$112,945	$84,040	$42	$28,905

42	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $44,508,144, $12,904,953, $102,161 and $22,128 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2009 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$83,719,197	$89,205,995
U.S. government securities	110,059,362	99,195,868

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$9,001,197
Gross unrealized depreciation	(61,567,978)

Net unrealized depreciation	$(52,566,781)

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its Portfolio against adverse effects of anticipated movements in the market

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	43

Notes to Financial Statements

or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

44	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

3. Swap Agreements

The Portfolio may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies or for investment purposes. The Portfolio may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default or bankruptcy/insolvency.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts.

Credit Default Swaps:

During the six months ended April 30, 2009, the Portfolio adopted FASB Staff Position FAS No. 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”). The Position amends FASB Statement No. 133 (“FAS 133”), “Accounting for Derivative Instruments and Hedging Activities”, and FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees”. Consequently, the Portfolio has amended its portfolio of investments and notes to financial statements disclosures in accordance with the Position.

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	45

Notes to Financial Statements

rate applied to the notional amount. The accrual of these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose its investment. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads and, with respect to buy contracts, increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty.

46	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

4. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

5. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended April 30, 2009, the Portfolio had no transactions in dollar rolls.

NOTE E

Securities Lending

The Portfolio has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Portfolio can at will terminate a loan and regain the right to vote upon receipt of the security. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	47

Notes to Financial Statements

more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower’s failure to return a loaned security when due. During the six months ended April 30, 2009, the Portfolio did not engage in securities lending.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31, 2008	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31, 2008

Class A
Shares sold	3,351,552		4,775,600	$30,218,007		$48,029,822

Shares issued in reinvestment of dividends	712,306		1,394,027	6,370,043		13,941,844

Shares converted from Class B	822,113		2,309,903	7,433,658		23,193,672

Shares issued in connection with the acquisition of U.S. Government Portfolio	– 0	–	39,082,268	– 0	–	402,311,936

Shares redeemed	(5,014,641)		(10,522,838)	(44,816,083)		(105,497,380)

Net increase (decrease)	(128,670)		37,038,960	$(794,375)		$381,979,894

Class B
Shares sold	536,876		1,220,138	$4,805,575		$12,158,117

Shares issued in reinvestment of dividends	62,367		163,663	556,867		1,642,985

Shares issued in connection with the acquisition of U.S. Government Portfolio	– 0	–	4,106,912	– 0	–	42,291,121

Shares converted to Class A	(822,270)		(2,309,247)	(7,433,658)		(23,193,672)

Shares redeemed	(573,926)		(1,593,132)	(5,133,232)		(15,901,458)

Net increase (decrease)	(796,953)		1,588,334	$(7,204,448)		$16,997,093

48	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

	Shares			Amount
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31, 2008	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31, 2008

Class C
Shares sold	812,153		1,739,115	$7,243,021		$17,221,023

Shares issued in reinvestment of dividends	96,298		174,884	859,335		1,746,092

Shares issued in connection with the acquisition of U.S. Government Portfolio	– 0	–	5,654,101	– 0	–	58,089,099

Shares redeemed	(767,862)		(2,582,203)	(6,860,723)		(26,095,206)

Net increase	140,589		4,985,897	$1,241,633		$50,961,008

Advisor Class
Shares sold	1,143,382		677,713	$10,330,072		$6,806,561

Shares issued in reinvestment of dividends	106,326		179,755	952,243		1,795,906

Shares issued in connection with the acquisition of U.S. Government Portfolio	– 0	–	126,295	– 0	–	1,301,535

Shares redeemed	(289,705)		(368,526)	(2,590,425)		(3,610,500)

Net increase	960,003		615,237	$8,691,890		$6,293,502

Class R
Shares sold	6,401		13,610	$57,188		$138,652

Shares issued in reinvestment of dividends	222		2,897	1,990		28,993

Shares issued in connection with the acquisition of U.S. Government Portfolio	– 0	–	4,072	– 0	–	41,916

Shares redeemed	(5,077)		(68,613)	(45,247)		(626,432)

Net increase (decrease)	1,546		(48,034)	$13,931		$(416,871)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	49

Notes to Financial Statements

	Shares			Amount
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31, 2008	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31, 2008

Class K
Shares sold	50,178		159,586	$451,475		$1,620,286

Shares issued in reinvestment of dividends	11,121		31,265	99,542		314,672

Shares issued in connection with the acquisition of U.S. Government Portfolio	– 0	–	80,278	– 0	–	826,288

Shares redeemed	(56,746)		(544,796)	(513,168)		(5,448,869)

Net increase (decrease)	4,553		(273,667)	$37,849		$(2,687,623)

Class I
Shares sold	10,451		77,388	$93,962		$774,041

Shares issued in reinvestment of dividends	13,512		28,245	120,680		282,197

Shares issued in connection with the acquisition of U.S. Government Portfolio	– 0	–	942	– 0	–	9,708

Shares redeemed	(136,667)		(47,789)	(1,215,811)		(469,808)

Net increase (decrease)	(112,704)		58,786	$(1,001,169)		$596,138

For the year ended October 31, 2008, the Portfolio received $27,368, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular

50	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

During the year ended October 31, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers, which filed for bankruptcy on September 15, 2008. As a result, on September 18, 2008, the Portfolio terminated all outstanding interest rate swaps with Lehman Brothers prior to their scheduled maturity dates. Due to the change in the value of the swap contracts, the Portfolio had a collateral shortfall of $639,433 of which $563,511 was recorded as a realized loss to the Portfolio and the remaining balance of $75,922 is expected to be recovered through bankruptcy proceedings. In addition, the Portfolio had recorded losses of $35,430 on Lehman Brothers securities held due to the write-off of interest receivables.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	51

Notes to Financial Statements

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2009.

NOTE I

Acquisition of U.S. Government Portfolio by Intermediate Bond Portfolio (the “Portfolio”)

On November 2, 2007, the Portfolio acquired all of the net assets of the U.S. Government Portfolio (“USGP”), pursuant to a plan of reorganization approved by the shareholders of USGP. On November 2, 2007, the acquisition was accomplished by a tax-free exchange of 49,054,868 shares of the Portfolio for 74,059,812 shares of USGP. The aggregate net assets of the Portfolio and USGP immediately before the acquisition were $117,767,880 and $504,871,604 (including $7,167,258 of net unrealized appreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets applicable to shareholders of the Portfolio amounted to $622,639,484.

NOTE J

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$26,707,046	$4,714,769

Total taxable distributions	26,707,046	4,714,769

Total distributions paid	$26,707,046	$4,714,769

As of October 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(90,531,636	)(a)
Unrealized appreciation/(depreciation)	(83,339,138	)(b)

Total accumulated earnings/(deficit)	$(173,870,774	)(c)

(a)

On October 31, 2008, the Fund had a net capital loss carryforward for federal income tax purposes of $90,531,636 (of which approximately $87,225,398, respectively, were attributable to the purchase of net assets of AllianceBernstein Bond Fund – U.S. Government

52	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Portfolio) of which $18,209,953 expires in the year 2010, $27,734,923 expires in the year 2012, $12,682,229 expires in the year 2013, $19,419,566 expires in the year 2014, and $12,484,965 expires in the year 2015. During the fiscal year, the Fund utilized capital loss carryforwards of $10,244,496. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the acquisition of U.S. Government Portfolio, by the Portfolio, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swap income, the difference between book and tax amortization methods for premium, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

NOTE K

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	53

Notes to Financial Statements

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE L

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolio’s financial statements.

54	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 8.77	$ 10.24	$ 10.18	$ 10.15	$ 10.43	$ 10.56

Income From Investment Operations
Net investment income(a)(b)	.22	.50	.42	.41	.37	.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.55	(1.49)	.06	.04	(.28)	.15
Contributions from adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.77	(.99)	.48	.45	.09	.48

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.48)	(.42)	(.42)	(.37)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.23)

Total dividends and distributions	(.22)	(.48)	(.42)	(.42)	(.37)	(.61)

Net asset value, end of period	$ 9.32	$ 8.77	$ 10.24	$ 10.18	$ 10.15	$ 10.43

Total Return
Total investment return based on net asset value(d)	8.95	%*	(10.15	)%*	4.79	%*	4.51%	.90%	4.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$381,925	$360,606	$41,696	$44,409	$52,430	$56,778
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85	%(e)	.85%	.98%	.98	%(f)	.98%	.98%
Expenses, before waivers/reimbursements	1.15	%(e)	1.09%	1.54%	1.34	%(f)	1.31%	1.26%
Net investment income(b)	5.02	%(e)	4.68%	4.13%	4.08	%(f)	3.53%	3.21%
Portfolio turnover rate	40%	184%	173%	446%	935%	658%

See footnote summary on page 62.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	55

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 8.77	$ 10.23	$ 10.18	$ 10.15	$ 10.42	$ 10.55

Income From Investment Operations
Net investment income(a)(b)	.19	.42	.35	(g)	.38	(g)	.29	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.55	(1.47)	.05	.04	(.25)	.14
Contributions from adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.74	(1.05)	.40	.42	.04	.41

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.41)	(.35)	(.39)	(.31)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.23)

Total dividends and distributions	(.19)	(.41)	(.35)	(.39)	(.31)	(.54)

Net asset value, end of period	$ 9.32	$ 8.77	$ 10.23	$ 10.18	$ 10.15	$ 10.42

Total Return
Total investment return based on net asset value(d)	8.58	%*	(10.69	)%*	3.96	%*	4.20%	.30%	3.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,728	$31,207	$20,157	$30,154	$44,944	$66,635
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55	%(e)	1.55%	1.66%	1.33	%(f)	1.68%	1.68%
Expenses, before waivers/reimbursements	1.91	%(e)	1.83%	2.29%	2.10	%(f)	2.02%	2.00%
Net investment income(b)	4.32	%(e)	3.95%	3.46	%(g)	3.75	%(f)(g)	2.82%	2.59%
Portfolio turnover rate	40%	184%	173%	446%	935%	658%

See footnote summary on page 62.

56	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 8.75	$ 10.22	$ 10.16	$ 10.13	$ 10.40	$ 10.53

Income From Investment Operations
Net investment income(a)(b)	.19	.43	.35	.34	.29	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.55	(1.49)	.06	.04	(.26)	.14
Contributions from adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.74	(1.06)	.41	.38	.03	.41

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.41)	(.35)	(.35)	(.30)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.23)

Total dividends and distributions	(.19)	(.41)	(.35)	(.35)	(.30)	(.54)

Net asset value, end of period	$ 9.30	$ 8.75	$ 10.22	$ 10.16	$ 10.13	$ 10.40

Total Return
Total investment return based on net asset value(d)	8.60	%*	(10.80	)%*	4.07	%*	3.80%	.30%	3.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$56,244	$51,708	$9,404	$9,874	$15,689	$19,008
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55	%(e)	1.55%	1.68%	1.68	%(f)	1.68%	1.68%
Expenses, before waivers/reimbursements	1.87	%(e)	1.80%	2.27%	2.07	%(f)	2.03%	1.99%
Net investment income(b)	4.34	%(e)	3.99%	3.45%	3.40	%(f)	2.84%	2.60%
Portfolio turnover rate	40%	184%	173%	446%	935%	658%

See footnote summary on page 62.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	57

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 8.78	$ 10.24	$ 10.18	$ 10.15	$ 10.43	$ 10.55

Income From Investment Operations
Net investment income(a)(b)	.23	.50	.45	.44	.39	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.55	(1.45)	.06	.04	(.26)	.16
Contributions from adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.78	(.95)	.51	.48	.13	.52

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.51)	(.45)	(.45)	(.41)	(.41)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.23)

Total dividends and distributions	(.24)	(.51)	(.45)	(.45)	(.41)	(.64)

Net asset value, end of period	$ 9.32	$ 8.78	$ 10.24	$ 10.18	$ 10.15	$ 10.43

Total Return
Total investment return based on net asset value(d)	8.99	%*	(9.78	)%*	5.11	%*	4.83%	1.20%	5.08%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,158	$33,139	$32,375	$29,966	$29,576	$309,690
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.55	%(e)	.55%	.68%	.68	%(f)	.68%	.68%
Expenses, before waivers/reimbursements	.85	%(e)	.80%	1.25%	1.02	%(f)	.84%	.96%
Net investment income(b)	5.32	%(e)	4.98%	4.44%	4.38	%(f)	3.72%	3.47%
Portfolio turnover rate	40%	184%	173%	446%	935%	658%

See footnote summary on page 62.

58	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31,	November 3, 2003(h) to October 31, 2004
2008	2007	2006	2005

Net asset value, beginning of period	$ 8.77	$ 10.24	$ 10.18	$ 10.15	$ 10.42	$ 10.53

Income From Investment Operations
Net investment income(a)(b)	.22	.46	.44	.39	.34	.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.54	(1.47)	.02	.04	(.26)	.15
Contributions from adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.76	(1.01)	.46	.43	.08	.48

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.46)	(.40)	(.40)	(.35)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.23)

Total dividends and distributions	(.21)	(.46)	(.40)	(.40)	(.35)	(.59)

Net asset value, end of period	$ 9.32	$ 8.77	$ 10.24	$ 10.18	$ 10.15	$ 10.42

Total Return
Total investment return based on net asset value(d)	8.82	%*	(10.33	)%*	4.57	%*	4.31%	.81%	4.63%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$92	$73	$577	$13	$13	$16
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05	%(e)	1.05%	1.18%	1.18	%(f)	1.18%	1.18	%(e)
Expenses, before waivers/reimbursements	1.33	%(e)	1.25%	1.74%	1.57	%(f)	1.40%	1.45	%(e)
Net investment income(b)	4.80	%(e)	4.45%	3.97%	3.89	%(f)	3.31%	2.98	%(e)
Portfolio turnover rate	40%	184%	173%	446%	935%	658%

See footnote summary on page 62.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	59

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31,					March 1, 2005(h) to October 31, 2005
			2008	2007		2006

Net asset value, beginning of period	$ 8.78		$ 10.25	$ 10.19		$ 10.16		$ 10.34

Income From Investment Operations
Net investment income(a)(b)	.23		.48	.42		.42		.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.55		(1.47)	.06		.03		(.17)
Contributions from adviser	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.78		(.99)	.48		.45		.09

Less: Dividends
Dividends from net investment income	(.23)		(.48)	(.42)		(.42)		(.27)

Net asset value, end of period	$ 9.33		$ 8.78	$ 10.25		$ 10.19		$ 10.16

Total Return
Total investment return based on net asset value(d)	8.97	%*	(10.09)%*	4.84	%*	4.54%		.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,063		$3,784	$7,222		$10		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80	%(e)	.80%	.93%		.93	%(f)	.93	%(e)
Expenses, before waivers/reimbursements	1.04	%(e)	1.02%	1.53%		1.27	%(f)	1.15	%(e)
Net investment income(b)	5.06	%(e)	4.69%	4.39%		4.13	%(f)	3.76	%(e)
Portfolio turnover rate	40%		184%	173%		446%		935%

See footnote summary on page 62.

60	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31,					March 1, 2005(h) to October 31, 2005
			2008	2007		2006

Net asset value, beginning of period	$ 8.78		$ 10.24	$ 10.18		$ 10.16		$ 10.34

Income From Investment Operations
Net investment income(a)(b)	.24		.50	.45		.44		.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.55		(1.45)	.06		.03		(.17)
Contributions from adviser	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.79		(.95)	.51		.47		.10

Less: Dividends
Dividends from net investment income	(.24)		(.51)	(.45)		(.45)		(.28)

Net asset value, end of period	$ 9.33		$ 8.78	$ 10.24		$ 10.18		$ 10.16

Total Return
Total investment return based on net asset value(d)	9.10	%*	(9.78)%*	5.10	%*	4.71%		.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,384		$5,115	$5,368		$5,913		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.55	%(e)	.55%	.68%		.68	%(f)	.68	%(e)
Expenses, before waivers/reimbursements	.71	%(e)	.64%	1.09%		.88	%(f)	.89	%(e)
Net investment income(b)	5.34	%(e)	4.98%	4.44%		4.37	%(f)	3.98	%(e)
Portfolio turnover rate	40%		184%	173%		446%		935%

See footnote summary on page 62.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	61

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Net of fees and expenses waived by Distributor.

(h)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended April 30, 2009 and years ended October 31, 2008 and October 31, 2007 by .01%, .21% and .61%, respectively.

See notes to financial statements.

62	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Shawn E. Keegan(2), Vice President

Joran Laird(2), Vice President

Alison M. Martier(2), Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Investment Grade Core Fixed Income Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Mr. Joran Laird, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	63

Board of Directors

Information Regarding the Review and Approval of the Fund’s Investment Advisory Contract

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) at a meeting held on November 4-6, 2008.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

64	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the Adviser had waived reimbursement from the Portfolio in the Portfolio’s latest fiscal year. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2006 and 2007 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	65

payable under the Advisory Agreement, including but not limited to benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors noted that since the Portfolio does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolio. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital Aggregate Bond Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended July 31, 2008 and (in the case of the Index) the since inception period (July 1999 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period and 4th quintile of the Performance Group and the Performance Universe for the 5-year period, and that the Portfolio underperformed the Index in all periods reviewed. The directors also noted the changes to the Portfolio’s investment policies and the acquisition in November 2007 of all the assets and liabilities of AllianceBernstein Bond Fund, Inc. – U.S. Government Portfolio (“U.S. Government Portfolio”). The directors determined to continue to closely monitor the Portfolio’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed relevant fee information in the Adviser’s Form ADV and the

66	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The Lipper information included the pro forma expense ratio for Class A Shares provided by the Adviser assuming the new lower expense cap effective following the acquisition of U.S. Government Portfolio had been in effect for the Portfolio’s full fiscal year. All references to expense ratios herein are to the pro forma expense ratio. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 45 basis points was lower than the Expense Group median. The directors noted that in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 8 basis points had been waived by the Adviser. The directors also noted that the Portfolio’s pro-forma total expense ratio, reflecting a cap recently agreed to by the Adviser through the Portfolio’s fiscal year ending October 31, 2009 (and subject to expiration thereafter upon

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	67

notice from the Adviser within 60 days of the end of the Portfolio’s fiscal year), was lower than the Expense Group and Expense Universe medians. The directors concluded that the Portfolio’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

68	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 22, 2008.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	It should be noted that on November 5, 2007, the Portfolio acquired the assets of AllianceBernstein U.S. Government Portfolio, expanded its non-fundamental investment policies and lowered the expense caps of its share classes.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	69

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Net Assets 09/30/08 (million)	Advisory Fee Based on % of Average Daily Net Assets	Portfolio
Low Risk Income	$528.9	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Intermediate Bond Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $96,000, (0.08% of the Portfolio’s average daily net assets), for such services but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Portfolio’s gross expense ratios, annualized for the most recent semi-annual period:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[5]	Fiscal Year End
Intermediate Bond Portfolio[6]	Advisor Class A Class B Class C Class R Class K Class I	0.55% 0.85% 1.55% 1.55% 1.05% 0.80% 0.55%	0.79% 1.08% 1.81% 1.78% 1.24% 1.01% 0.64%	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Annualized.

6	Prior to November 5, 2007 the expense caps were, 0.68%, 0.98%, 1.68%, 1.68%, 1.18%, 0.93% and 0.68% for classes Advisor, A, B, C, R, K, and I, respectively.

70	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser.7 In addition, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the

7	For the most recently completed fiscal year, the Advisor waived the reimbursement amount that it was entitled to receive from the Portfolio in its entirety for providing such services.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	71

AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2008 net assets.

Portfolio	Net Assets 09/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	$528.9	U.S. Strategic Core Plus Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.217%	0.450%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth in the table below is Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2008 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.500%	0.450%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.9 Also shown is what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio based on September 30, 2008 net assets and the Portfolio’s advisory fees:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Intermediate Bond Portfolio	Intermediate Bond Portfolio	0.50% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.500%	0.500%

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Portfolio.

9	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

72	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the Portfolio.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[12]	Lipper Group Median (%)	Rank
Intermediate Bond Portfolio	0.450	0.475	7/16

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. As previously noted, the Adviser waived such expense reimbursement. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for the expense caps that effectively reduce the actual management fee.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	73

funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.980	0.980	8/16	0.900	44/70
Pro-forma[15]	0.850	0.980	3/16	0.900	23/70

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than it does on a management fee basis when considering the Portfolio’s pro-forma total expense ratio.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2007 relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the

14	Most recently completed fiscal year Class A share total expense ratio.

15	Pro-forma shows what would have been the total expense ratio of the Portfolio had the Portfolio’s expense limitation undertaking been in effect for the full fiscal year.

74	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.16 During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $2,081, $490,048 and $24,719 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.17

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2007 in comparison to 2006. During the Portfolio’s most recently completed fiscal year, ABIS received $218,896 in fees from the Portfolio.18

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their

16	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

17	During the Portfolio’s most recently completed fiscal year, ABI waived a portion of the Rule 12b-1 distribution fees for Class B shares in the amounts of $140,862 which reduced the effective annual rate for Class B shares to 0.30%.

18	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. During the Portfolio’s most recently completed fiscal year, the fees paid by the Portfolio to ABIS were reduced by $16,270 under the offset agreement between the Portfolio and ABIS.

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	75

business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 20 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $590 billion as of September 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

20	The Deli study was originally published in 2002 based on 1997 data.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

76	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

The information below shows the 1, 3, and 5 year performance returns and rankings of the Portfolio22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended July 31, 2008.24

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	2.26	3.77	3.51	11/16	55/88
3 year	2.88	2.97	3.08	8/14	48/77
5 year	3.43	3.57	3.67	8/13	40/66

Set forth below are the 1, 3, 5 year and since inception net performance returns of the Portfolio (in bold)25 versus its benchmark.26 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending July 31, 2008 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	2.26	2.88	3.43	4.81	2.84	0.09	5
Lehman Brothers Aggregate Bond Index	6.15	4.37	4.55	6.01	3.13	0.43	5
Inception Date: July 1, 1999

22	The performance returns and rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolio were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

23	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.
25	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

26	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2008.

27	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	77

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2008

78	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California Florida Massachusetts Michigan	Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	79

AllianceBernstein Family of Funds

NOTES

80	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IB-0152-0409

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

3

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 29, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 29, 2009

5